Income Taxes (Details 2) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income tax expense (benefit) differs from the amounts computed by applying the U.S. Federal income tax rate of 35% to income (loss) before income taxes
Computed expected tax expense (benefit)	$ 85,818	$ 46,052	$ (66,040)
Increase (decrease) resulting from State and foreign income taxes	(2,106)	1,839	(4,026)
Other	2,092	(2,460)	1,919
Income tax	$ 85,804	$ 45,431	$ (68,147)